EXHIBIT 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME:	ALLIED PRODUCTS CORPORATION	CASE NO.	00 B 28798

SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS (1)

For Month Ending August 14, 2003

BEGINNING BALANCE IN ALL ACCOUNTS		$15,846,252

RECEIPTS:
1. Receipts from operations		$—
2. Other Receipts		$1,557
3. Preference Claims Receipts		$12,543
4. Sale Of Assets		$—
5. Receipt Of Escrow		$—
6. Daimler Chrysler Motor Corp		$—

DISBURSEMENTS:
3. Net payroll:
a. Officers		$8,366
b. Others		$1,164

4. Taxes
a. Federal Income Taxes		$2,696
b. FICA withholdings		$527
c. Employee’s withholdings (2)		$—
d. Employer’s FICA		$527
e. Federal Unemployment Taxes		$6
f. State Unemployment Taxes		$114
g. State Employee withholdings		$366
h. All other taxes		$—

5. Necessary expenses:
a. Rent or mortgage payments (s)		$—
b. Utilities		$—
c. Insurance		$2,108
d. Merchandise bought for manufacture or sale		$—
e. Other necessary expenses
Foothill Secured Loan		$—
Asset Sale Related Expenses		$—
Union Closure Agreement		$—
Professional/Trustee Fees		$34,864
All Other Disbursements		$39,161

TOTAL DISBURSEMENTS		$89,898

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD			$(75,797)

ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798			$15,770,454
OPERATING ACCOUNT: 5800272592
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798			$—
PAYROLL ACCOUNT: 5800272618
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798			$—
DANNEN CRANE HEYMAN SIMON SPECIAL ACCOUNT ALLIED: 8601721825
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798			$—
ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600
ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION
PAYROLL ACCOUNT: 5800026501			$—
ENDING BALANCE IN ALL ACCOUNTS		$15,770,454

(1) All information reflects cash activity per Company accounting records

(2) Includes wage garnishments

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME:	ALLIED PRODUCTS CORPORATION	CASE NO.:	00 B 28798

RECEIPTS LISTING

FOR MONTH ENDING August 14, 2003

Summary of Company Receipts for the period of August 1, 2003 through August 14, 2003 (1)

DATE RECEIVED	DESCRIPTION	AMOUNT

None	General Motors	$—
None	Chrysler Progress Payments	—
None	Chrysler Holdbacks	—
None	Chrysler Repairs	—
None	Misc. Holdbacks & Acceptances	—
None	Verson Std. Products	—
Various	Preference Payments	12,543
None	Receipt of Escrow	—
None	Note Receivable	—
	Additional Receipts	—
Various	Employee Related/COBRA Receipts-Foothill	—
Various	Operational Receipts	—
Various	Sales Of Assets	—
Various	Other Receipts	1,557
Various	GM Funding	—
Total Receipts		$14,100

(1)  Please see attached pages for the detail of receipts by Company bank account

CASE NAME:	ALLIED PRODUCTS CORPORATION	CASE NO.:	00 B 28798

RECEIPTS LISTING

FOR MONTH ENDING August 14, 2003

Bank:	LASALLE BANK N.A.

Location:	135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:	ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT

Account No.:	5800272592

DATE RECEIVED	DESCRIPTION	AMOUNT

None	General Motors	$—
None	Chrysler Progress Payments	—
None	Chrysler Holdbacks	—
None	Chrysler Repairs	—
None	Misc. Holdbacks & Acceptances	—
None	Verson Std. Products	—
Various	Preference Payment	12,543
None	Receipt of Escrow	—
None	Note Receivable	—
Various	Additional Receipts	—
Various	Employee Related/COBRA Receipts-Foothill	—
Various	Operational Receipts	—
Various	Sales Of Assets	—
Various	Other Receipts	1,557
None	GM Funding	—
Total Receipts		$14,100

Receipts may be identified by major categories.  It is not necessary to list each transaction separately by name of customer or invoice number.  You must, however, create a separate list for each bank account to which receipts were deposited during the month.

CASE NAME:	ALLIED PRODUCTS CORPORATION	CASE NO.:	00 B 28798

RECEIPTS LISTING

FOR MONTH ENDING August 14, 2003

Bank:	LASALLE BANK N.A.

Location:	135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:	ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT

Account No.:	5800272618

DATE RECEIVED	DESCRIPTION	AMOUNT

None	General Motors	$—
None	Chrysler Progress Payments	—
None	Chrysler Holdbacks	—
None	Chrysler Repairs	—
None	Misc. Holdbacks & Acceptances	—
None	Verson Std. Products	—
None	Corporate	—
None	Receipt of Escrow	—
None	Note Receivable	—
Additional Receipts
None	Employee Related/COBRA Receipts-Foothill	—
None	Operational Receipts	—
None	Sales Of Assets	—
None	Other Receipts	—
None	GM Funding	—
Total Receipts		$—

Receipts may be identified by major categories.  It is not necessary to list each transaction separately by name of customer or invoice number.  You must, however, create a separate list for each bank account to which receipts were deposited during the month.

CASE NAME:	ALLIED PRODUCTS CORPORATION	CASE NO.:	00 B 28798

RECEIPTS LISTING

FOR MONTH ENDING August 14, 2003

Bank:	LASALLE BANK N.A.

Location:	135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:	ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT

Account No.:	5800272600

DATE RECEIVED	DESCRIPTION	AMOUNT

None	General Motors	$—
None	Chrysler Progress Payments	—
None	Chrysler Holdbacks	—
None	Chrysler Repairs	—
None	Misc. Holdbacks & Acceptances	—
None	Verson Std. Products	—
None	Corporate	—
None	Receipt of Escrow	—
None	Note Receivable	—
Additional Receipts
None	Employee Related/COBRA Receipts-Foothill	—
None	Operational Receipts	—
None	Sales Of Assets	—
None	Other Receipts	—
None	GM Funding	—
Total Receipts		$—

Receipts may be identified by major categories.  It is not necessary to list each transaction separately by name of customer or invoice number.  You must, however, create a separate list for each bank account to which receipts were deposited during the month.

CASE NAME:	ALLIED PRODUCTS CORPORATION	CASE NO.:	00 B 28798

RECEIPTS LISTING

FOR MONTH ENDING August 14, 2003

Bank:	LASALLE BANK N.A.

Location:	135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:	VERSON CORPORATION PAYROLL ACCOUNT

Account No.:	5800026501

DATE RECEIVED	DESCRIPTION	AMOUNT

None	General Motors	$—
None	Chrysler Progress Payments	—
None	Chrysler Holdbacks	—
None	Chrysler Repairs	—
None	Misc. Holdbacks & Acceptances	—
None	Verson Std. Products	—
None	Corporate	—
None	Receipt of Escrow	—
None	Note Receivable	—
Additional Receipts
None	Operational Receipts	—
None	Operational Receipts-Foothill Account	—
None	Sales Of Assets	—
None	Other Receipts	—
None	GM Funding	—
Total Receipts		$—

Receipts may be identified by major categories.  It is not necessary to list each transaction separately by name of customer or invoice number.  You must, however, create a separate list for each bank account to which receipts were deposited during the month.

CASE NAME:	ALLIED PRODUCTS CORPORATION	CASE NO.:	00 B 28798

RECEIPTS LISTING

FOR MONTH ENDING August 14, 2003

Bank:	LASALLE BANK N.A.

Location:	135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:	DANNEN CRANE HEYMAN SIMON SPECIAL ACCOUNT ALLIED

Account No.:	8601721825

DATE RECEIVED	DESCRIPTION	AMOUNT

None	General Motors	$—
None	Chrysler Progress Payments	—
None	Chrysler Holdbacks	—
None	Chrysler Repairs	—
None	Misc. Holdbacks & Acceptances	—
None	Verson Std. Products	—
None	Corporate	—
None	Receipt of Escrow	—
None	Note Receivable	—
Additional Receipts
None	Operational Receipts	—
None	Operational Receipts-Foothill Account	—
None	Sales Of Assets	—
various	Other Receipts	—
None	GM Funding	—
Total Receipts		$—

Receipts may be identified by major categories.  It is not necessary to list each transaction separately by name of customer or invoice number.  You must, however, create a separate list for each bank account to which receipts were deposited during the month.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME:	ALLIED PRODUCTS CORPORATION	CASE NO.:	00 B 28798

DISBURSEMENT LISTING

FOR MONTH ENDING August 14, 2003

Summary of Company Disbursements for the period of August 1, 2003 through August 14, 2003

DATE DISBURSED	CHECK/WIRE NO.	DESCRIPTION	AMOUNT

Various	Various	Salaries, Benefits & Insurance	$15,874
None	None	Stay Bonus	—
None	None	Utilities	—
None	None	Rents & Leases	—
None	None	Remaining Man. Costs	—
None	None	Pre-Petition Vendor Payments	—
None	None	Real Estate Taxes	—
None	None	Asset Sale Related Expenses	—
None	None	Foothill Capital-Secured Loan	—
None	None	Union Closure Agreement	—
None	None	Parts Purchases	—
Various	Various	Professional/Trustee Fees	34,864
None	None	Foothill Principal Payments	—
None	None	Boeing Letter of Credit	—
None	None	Federal and State Income Taxes	—
None	None	Foothill Interest & Fees	—
Various	Various	All Other	39,160

Total Disbursements			$89,898

(1)  Please see attached pages for the detail of disbursements by Company bank account

CASE NAME:	ALLIED PRODUCTS CORPORATION	CASE NO.:	00 B 28798

DISBURSEMENT LISTING

FOR MONTH ENDING August 14, 2003

Bank:	LASALLE BANK N.A.

Location:	135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:	ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT

Account No.:	5800272592

DATE DISBURSED	CHECK/WIRE NO.	DESCRIPTION	AMOUNT

Various	Various	Salaries, Benefits & Insurance	$15,874
None	None	Stay Bonus	—
None	None	Utilities	—
None	None	Rents & Leases	—
None	None	Remaining Man. Costs	—
None	None	Pre-Petition Vendor Payments	—
None	None	Real Estate Taxes	—
None	None	Asset Sale Related Expenses	—
None	None	Foothill Capital-Secured Loan	—
None	None	Union Closure Agreement	—
None	None	Parts Purchases	—
Various	Various	Professional/Trustee Fees	34,864
None	None	Foothill Principal Payments	—
None	None	Boeing Letter of Credit	—
None	None	Federal and State Income Taxes	—
None	None	Foothill Interest & Fees	—
Various	Various	All Other	39,160

Total Disbursements			$89,898

You must create a separate list for each bank account for which disbursements were made during the month.

CASE NAME:	ALLIED PRODUCTS CORPORATION	CASE NO.:	00 B 28798

DISBURSEMENT LISTING

FOR MONTH ENDING August 14, 2003

Bank:	LASALLE BANK N.A.

Location:	135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:	ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT

Account No.:	5800272618

DATE DISBURSED	CHECK/WIRE NO.	DESCRIPTION	AMOUNT

None	None	Salaries, Benefits & Insurance	$—
None	None	Stay Bonus	—
None	None	Utilities	—
None	None	Rents & Leases	—
None	None	Remaining Man. Costs	—
None	None	Pre-Petition Vendor Payments	—
None	None	Real Estate Taxes	—
None	None	Asset Sale Related Expenses	—
None	None	Foothill Capital-Secured Loan	—
None	None	Union Closure Agreement	—
None	None	Parts Purchases	—
None	None	Professional/Trustee Fees	—
None	None	Foothill Principal Payments	—
None	None	Boeing Letter of Credit	—
None	None	Foothill Interest & Fees	—
None	None	All Other	—

Total Disbursements			$—

You must create a separate list for each bank account for which disbursements were made during the month.

CASE NAME:	ALLIED PRODUCTS CORPORATION	CASE NO.:	00 B 28798

DISBURSEMENT LISTING

FOR MONTH ENDING August 14, 2003

Bank:	LASALLE BANK N.A.

Location:	135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:	ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT

Account No.:	5800272600

DATE DISBURSED	CHECK/WIRE NO.	DESCRIPTION	AMOUNT

None	None	Salaries, Benefits & Insurance	$—
None	None	Stay Bonus	—
None	None	Utilities	—
None	None	Rents & Leases	—
None	None	Remaining Man. Costs	—
None	None	Pre-Petition Vendor Payments	—
None	None	Real Estate Taxes	—
None	None	Asset Sale Related Expenses	—
None	None	Foothill Capital-Secured Loan	—
None	None	Union Closure Agreement	—
None	None	Parts Purchases	—
None	None	Professional/Trustee Fees	—
None	None	Foothill Principal Payments	—
None	None	Boeing Letter of Credit	—
None	None	Foothill Interest & Fees	—
None	None	All Other	—

Total Disbursements			$—

You must create a separate list for each bank account for which disbursements were made during the month.

CASE NAME:	ALLIED PRODUCTS CORPORATION	CASE NO.:	00 B 28798

DISBURSEMENT LISTING

FOR MONTH ENDING August 14, 2003

Bank:	LASALLE BANK N.A.

Location:	135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:	VERSON CORPORATION PAYROLL ACCOUNT

Account No.:	5800026501

DATE DISBURSED	CHECK/WIRE NO.	DESCRIPTION	AMOUNT

None	None	Salaries, Benefits & Insurance	$—
None	None	Stay Bonus	—
None	None	Utilities	—
None	None	Rents & Leases	—
None	None	Remaining Man. Costs	—
None	None	Pre-Petition Vendor Payments	—
None	None	Real Estate Taxes	—
None	None	Asset Sale Related Expenses	—
None	None	Foothill Capital-Secured Loan	—
None	None	Union Closure Agreement	—
None	None	Parts Purchases	—
None	None	Professional/Trustee Fees	—
None	None	Foothill Principal Payments	—
None	None	Boeing Letter of Credit	—
None	None	Foothill Interest & Fees	—
None	None	All Other	—

Total Disbursements			$—

You must create a separate list for each bank account for which disbursements were made during the month.

CASE NAME:	ALLIED PRODUCTS CORPORATION	CASE NO.:	00 B 28798

DISBURSEMENT LISTING

FOR MONTH ENDING August 14, 2003

Bank:	LASALLE BANK N.A.

Location:	135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:	DANNEN CRANE HEYMAN SIMON SPECIAL ACCOUNT ALLIED

Account No.:	8610721825

DATE DISBURSED	CHECK/WIRE NO.	DESCRIPTION	AMOUNT

None	None	Salaries, Benefits & Insurance	$—
None	None	Stay Bonus	—
None	None	Utilities	—
None	None	Rents & Leases	—
None	None	Remaining Man. Costs	—
None	None	Pre-Petition Vendor Payments	—
None	None	Real Estate Taxes	—
None	None	Asset Sale Related Expenses	—
None	None	Foothill Capital-Secured Loan	—
None	None	Union Closure Agreement	—
None	None	Parts Purchases	—
None	None	Professional/Trustee Fees	—
None	None	Foothill Principal Payments	—
None	None	Boeing Letter of Credit	—
None	None	Foothill Interest & Fees	—
None	None	All Other	—

Total Disbursements			$—

You must create a separate list for each bank account for which disbursements were made during the month.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME:	ALLIED PRODUCTS CORPORATION	CASE NO.:	00 B 28798

FOR MONTH ENDING August 14, 2003

STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)

Beginning Inventory	$—

Add: purchases	$—

Less: goods sold	$—
(cost basis)

Ending Inventory	$—

PAYROLL INFORMATION STATEMENT

Gross payroll for this period	$13,765

Payroll taxes due but unpaid	$—

STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

Name of Creditor/Lessor	Date regular payment is due	Amount of Regular Payment	Number of Payments Delinquent*	Amounts of Payments Delinquent *

$—

* Include only post-petition payments

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME:	ALLIED PRODUCTS CORPORATION	CASE NO.:	00 B 28798

FOR MONTH ENDING August 14, 2003

STATEMENT OF AGED RECEIVABLES (PRE-PETITION AND POST-PETITION)

ACCOUNTS RECEIVABLE:

Beginning of month balance	$3,445,466

Add: sales on account	$—

Less: collections/adjustments (1)	$—

End of month balance	$3,445,466

0-30 Days	31-60 Days	61-90 Days	Over 90 Days (1)	End of Month TOTAL

$—	$—	$—	$3,445,466	$3,445,466

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

Beginning month balance	$—

Add: credit extended	$73,766

Less: payments of account	$(73,766)

End of month balance	$—

0-30 Days	31-60 Days	61-90 Days	Over 90 Days (1)	End of Month TOTAL

$—	$—	$—	$—	$—

ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
SCHEDULE AND FILE WITH THIS REPORT

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME:	ALLIED PRODUCTS CORPORATION	CASE NO.:	00 B 28798

FOR MONTH ENDING August 14, 2003

TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis.  Please indicate whether the following post-petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes	☒	No	☐

2.	FICA withholdings	Yes	☒	No	☐

3.	Employee’s withholdings	Yes	☒	No	☐

4.	Employer’s FICA	Yes	☒	No	☐

5.	Federal Unemployment Taxes	Yes	☒	No	☐

6.	State Income Tax	Yes	☒	No	☐

7.	State Employee withholdings	Yes	☒	No	☐

8.	All other state taxes	Yes	☒	No	☐

If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

Department of the Treasury - Internal Revenue Service
(Rev. 06-97)		Verification of Fiduciary’s Federal Tax Deposit
Do not attach this notice to your Return
TO		District Director, Internal revenue Service
Attn: Chief, Special Procedures Function
FROM:	Name of Taxpayer	Allied Products Corp
Taxpayer Address		1355 East 93rd Street Chicago, IL 60619
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):

Section 1	Form 941 Federal Tax Deposit (FTD) Information
		for the payroll period from	26-Jul-03 to 8-Aug-03
Taxes Reported on form 941, Employer’s Quarterly Federal Tax Return		Payroll Date	8-Aug-03

	Gross wages paid to employees		$13,119
	Income tax withheld		$2,696
	Social Security	Employer’s Soc. Sec.	$336
		Employee’s Soc. Sec	336
		Employer’s Medicare	190
		Employee’s Medicare	190
		Soc. Sec & Medicare Total	$1,053
	Tax Deposited		$3,749
	Date Deposited		Wired To ADP 08/08/03

Section 2	Form 940 Federal Tax Deposit (FTD) Information
for the payroll period from to
Taxes Reported on form 940, Employer’s Annual Federal Unemployment Tax Return
	Gross wages paid to employees		$—
	Tax Deposited		$—

Date Deposited

Certification (Certification is limited to receipt or electronic transmittal of deposit only)
This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer’s Tax Guide (Publication 15)

Deposit Method	☐	Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)	☒	Electronic Federal Payment System (EFTPS) Deposit

Amount (Form 941 Taxes)	Date of Deposit	EFTPS acknowledgement number or Form 8109 FTD received by: (1)
Wired To ADP 08/08/03

Amount (Form 940 Taxes)	Date of Deposit	EFTPS acknowledgement number or Form 8109 FTD received by:

Depositor’s Employer Identification Number:		Name and Address of Bank

Under penalties of perjury, I certify that the above federal tax deposit information is true and correct

Signed:	Date:

Name and Title (print or type)		Richard Drexler, Chairman, President, CEO and CFO

(1) Information is provided on a quarterly basis.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

DECLARATION UNDER PENALTY OF PERJURY

I, Richard Drexler, acting as the duly authorized agent for Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

For the Debtor In Possession (Trustee)

Print or type name and capacity of person signing this Declaration:

Richard A. Drexler

Chairman, President, CEO and CFO

DATED: